UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

320 Post Road, Suite 230

Darien, Connecticut 06820

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 656-2400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2024

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

June 30, 2024

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 6% of the rolling average of the prior four quarter-end net asset values, with the fourth quarter distribution being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

1 | June 30, 2024

Sprott Focus Trust

Performance (Unaudited)

Average Total Returns
As of June 30, 2024 (%)

Fund	YTD[1]	1 Yr	3 Yr	5 Yr	10 Yr	15 Yr	20 Yr	Since Inception	Inception Date
Focus Net Asset Value[2]	-0.98	7.21	4.54	10.59	6.48	9.72	8.02	9.36
Focus Market Total Return	-3.29	0.51	3.38	10.16	6.26	9.13	7.91	9.58	11/1/1996[3]
Index
Russell 3000 TR Index[4]	13.56	23.13	8.05	14.14	12.15	14.49	10.17	9.61

1 Not annualized; cumulative year-to-date.

2The return shown is based on the net asset value calculated for shareholder transactions and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

3 Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA, Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. commenced acting as investment adviser to the Fund and continues to serve as such.

4 Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Total Return Index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

The Fund is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund’s shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

2 | June 30, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Whitney George

Dear Fellow Shareholders,

For the first six months of 2024, Sprott Focus Trust (FUND) declined 0.98% based on Net Asset Value (NAV). In terms of market price, FUND declined 3.29% due to the widening of the trading discount to NAV. This compared to a return of 13.56% for the Russell 3000 Total Return Index.

Unfortunately, this was the worst first-half performance for small companies on a relative basis in 25 years. One needs only to look back to the late 1990s, at the peak of the dot-com bubble, to find such a divergence. Fortunately, what followed that crisis was a decade of strong outperformance. One of our favorite technical analysts, Carter Worth, points out that the technology-heavy Nasdaq Composite Index has just recently recovered all its relative losses to the Russell 2000 Index associated with the dot-com bust 24 years ago. We own many small-capitalization stocks (FUND’s weighted average market capitalization was $3.36 billion as of June 30, 2024). James Furey of Furey Research, a small-cap specialist, points out that the total market cap of the Russell 2000 Index as a percentage of the total market cap of the S&P 500 Index, currently at 6%, has never been lower. This is about one-half of the historical average and one-third of its peak. Further, relative valuations and 10-year relative returns are at historic lows. While we are certainly disappointed in our short-term performance, we remain optimistic about what lies ahead.

Given our lackluster performance thus far in 2024, it should not be surprising that FUND continued to trade at a relatively wide discount to its NAV (12.31% at quarter-end versus 10.21% as of year-end 12/31/2023). During the first six months, we repurchased 606,870 shares at an average price of $7.79. We also carefully considered converting FUND to an actively managed ETF. As the largest shareholders, the short-term financial benefits are very clear to us. However, given our contrarian value discipline, the longer-term benefits of our closed-end structure outweigh the one-time gain we could achieve with a transition. We generally like to buy when others are selling, and we don’t wish to attract new partners after periods of strong performance. For now, we are happy with our existing structure and will continue to invest in our portfolio of quality discounted companies.

As we noted in our last letter, we expected inflation and, therefore, interest rates to remain higher for longer due to structural changes in global trade and increased geopolitical turmoil. Check! While expectations were for seven interest rate cuts at the beginning of the year, the consensus moved down to zero and is now back up to one or two later this year, despite a visibly softening economy. We also expected fiscal deficits to remain at record levels. Check! The Office of Management and Budget recently increased its projected deficit forecast by 27% for fiscal year 2024, up to $1.9 trillion from $1.5 trillion just last February. Finally, we believed that commodities, especially precious metals, would do better as long-term supply/demand fundamentals became better understood. Check! Gold prices broke out of their multi-year trading range, setting new highs this past spring. Interest in critical materials like uranium, copper and silver increased dramatically during the first half. And while they have traded off a bit recently, we expect they will likely perform positively for the remainder of 2024.

What did we miss in our year-end predictions for 2024? Simply put, it was artificial intelligence (AI). Just when we thought the markets could not continue to be dominated by a handful of mega-capitalization technology companies, the world woke up to the productivity dream of AI, concentrating even more capital into a handful of companies counting on significant future profit growth to meet current valuations. We don’t know when this speculative behavior will end, but our experience tells us it won’t be pretty when it does.

Positioning & Portfolio Activity

As of June 30, 2024, Sprott Focus Trust was invested in 34 equity positions (down from 36 at year-end 2023) and held 4.8% in cash and cash equivalents (up from 2.6% on 12/31/2023). Cash is a by-product of the opportunity set we perceive in markets today, and our increased cash position when compared to year-end 2023 reflects the elevated state of markets generally and the dearth of compelling new ideas available in markets today.

As shown in Figure 2, the Materials sector was FUND’s greatest exposure at 38.9%. We continue to believe in the secular mining upcycle in both precious and base metals. However, we are closely watching economic activity for signs of a significant slowdown that might delay or derail the benefit to miners and drilling contractors. The Energy sector, at 14.7%, was the second largest exposure and is comprised of very high-quality companies in both production (Exxon Mobil Corporation) and services (Pason Systems Inc., Helmerich & Payne, Inc.). Financial Services remains a significant exposure at 14.0% and is concentrated in asset managers. Six of the previous period’s 10 largest positions remain, with the current top 10 comprising 43.1% of FUND’s net assets, down slightly from 45% six months ago (see Figure 1).

Figure 1

Top 10 Positions (% of Net Assets)
Pason Systems Inc.	5.1
Exxon Mobil Corporation	4.7
Artisan Partners Asset Management Inc.	4.5
Steel Dynamics, Inc.	4.4
Helmerich & Payne, Inc.	4.3
Federated Hermes, Inc.	4.2
Agnico Eagle Mines Limited	4.1
Nucor Corporation	4.0
Reliance, Inc.	3.9
Major Drilling Group International Inc.	3.9
Top 10 Total	43.1

Holdings may vary, and this list is not a recommendation to buy or sell any security.

3 | June 30, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

Figure 2

Portfolio Sector Breakdown (% of Net Assets)
Materials	38.9
Energy	14.7
Financial Services	14.0
Real Estate	8.4
Consumer Discretionary	7.7
Cash and Cash Equivalents	4.8
Industrials	4.2
Technology	4.1
Consumer Staples	3.2
Total	100.0

Typical for the late stages of a bull market, as value investors we were better sellers of portfolio positions than buyers during the first half of 2024. Only one new position was initiated, while three positions were liquidated. FUND has long held a position in Hong Kong-listed Value Partners Group Limited but having much greater conviction in other asset managers in the portfolio, we decided it was time to move on. Value Partners Group has encountered significant challenges in recent years, but its recovery in the eyes of investors is exacerbated by the deterioration in Sino-U.S. relations. The escalating tensions between the two economic giants have increased market uncertainty, affecting investor confidence and asset valuations in China and the rest of Asia. As a result, global financial markets, including those in Hong Kong, have experienced heightened risk aversion and extremely poor investor sentiment. Moreover, the geopolitical tensions have prompted regulatory and policy changes, complicating business operations and strategic planning for firms like Value Partners Group and the companies they invest in. The company’s assets under management (AUM) have declined as its value-driven strategies have struggled against the tide of growth and momentum-driven investing. Value Partners’ specific focus on China and the Asia-Pacific region generally have been additional challenges as investors have shunned Chinese equities amid the deteriorating relationship with the United States. Geopolitics notwithstanding, the challenges to Value Partners’ business have been too great to overcome, and with Sino-U.S. relations likely to remain poor, Asian markets will likely continue to struggle.

We have written in the past about initiating starter positions in companies that seem to meet our test of quality and undervaluation but require a greater degree of understanding and analysis to become a full-sized position in FUND’s portfolio. Sometimes, however, during further research we occasionally conclude that the starter position should be liquidated for a variety of reasons. This was the case with Sims Limited, the Australian-listed metal recycling company. Further on in this letter, we describe the challenges that Sims’ competitor Radius Recycling, Inc. has faced as metal spreads compressed, severely impacting margins of both companies similarly. Although the scrap steel processed by Sims and Radius is a critical feedstock for steel production, neither company provides the type of direct exposure to structural drivers of steel demand in the U.S. that we desire. The recycling business at Sims is one large degree of separation away from the pricing and demand dynamics we believe will be most beneficial to investors in the steel sector. We have significant exposure to this via our participation in Nucor Corporation and Steel Dynamics, Inc. and consider our existing exposure to Radius Recycling as sufficient, thus deciding to liquidate the starter position in Sims during the period.

The third position that was sold (alongside the only purchase during the period) can be considered a switch within our basket of gold mining companies as we liquidated Barrick Gold Corporation and entered Alamos Gold Inc. Barrick Gold, while being one of the largest and most established gold mining companies in the world, has been facing challenges such as operational issues, geopolitical risks in certain regions where it operates and fluctuating production costs. These factors have impacted Barrick’s profitability and share price performance, even as it has benefited modestly from the recent strength in the spot price of gold. After missing its guidance for the last two years, there exist better opportunities among Barrick’s peer group, including Alamos Gold.

Alamos Gold has shown strong operational performance, lower geopolitical risk exposure and a robust pipeline of development projects. According to the company, 89% of its net asset value is derived from Canadian assets. As an intermediate gold producer in low-risk jurisdictions, Alamos has fully funded plans to grow gold production from ~500,000 ounces targeted in 2024 to ~900,000 ounces in the future. In addition, all-in sustaining costs (AISC) are forecast to fall from approximately $1,159 per ounce to approximately $1,025 as production scales. Alamos’ 2024 acquisition of Argonaut Gold Inc. is central to its plans to become one of Canada’s largest and lowest-cost gold producers. Alamos’ performance on environmental issues such as water efficiency and greenhouse gas emissions per ounce of gold produced is well ahead of industry averages, and the company has been recognized for superior health and safety management systems, earning the Silver Helmet Award. On balance, and when compared to Barrick Gold, Alamos’ focus on increasing production and reducing costs provides a more attractive growth profile, offering better potential returns with less perceived risk in the current market environment.

Figure 3

Portfolio Diagnostics
Fund Net Assets	$255 million
Number of Equity Holdings	34
Trailing Annual Turnover Rate	18.94%
Net Asset Value	$8.54
Market Price	$7.48
Average Market Capitalization[1]	$3.36 billion
Weighted Average P/E Ratio[2,3]	13.21x
Weighted Average P/B Ratio[2]	1.69x
Weighted Average Yield	2.72%
Weighted Average ROIC	18.64%
Weighted Average Leverage Ratio	1.87x
Holdings ≥75% of Total Investments	21
U.S. Investments (% of Net Assets)	68.64%
Non-U.S. Investments (% of Net Assets)	31.36%

1Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which management believes offers a more accurate measure of average market cap than a simple mean or median.

4 | June 30, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

2Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

3The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Performance Contributors and Detractors

Figure 4 shows which positions contributed and detracted the most from FUND’s aggregate performance so far in 2024.

Figure 4

Top Contributions to Performance Year-to-Date through 6/30/2024 (%)[1]
Clarkson PLC	0.80
Exxon Mobil Corporation	0.70
Agnico Eagle Mines Limited	0.67
Steel Dynamics, Inc.	0.59
Berkshire Hathaway Inc. Class B	0.58

Top Detractors from Performance Year-to-Date through 06/30/2024 (%)[1]
Radius Recycling, Inc. Class A	-1.79
Marcus & Millichap, Inc.	-0.79
The Buckle, Inc.	-0.75
AerSale Corporation	-0.55
THOR Industries, Inc.	-0.52
[1]Net of dividends

Top Contributors to Performance

Clarkson PLC shares returned 33% (in local currency), contributing 0.8% to FUND’s total return for the period. The company is the world’s largest shipbroker, acting as an intermediary in ship charter transactions and arranging purchases and sales of ships and other maritime assets. While Clarkson’s shipbroking business is the dominant driver, ancillary services, including project finance, investment banking and support services (such as stevedoring and logistics), are informed by proprietary research, making Clarkson PLC best-in-class in servicing the global shipping sector. Although charter shipping transactions are a key focus for investors and the typical driver of Clarkson’s share price in the short term, second-hand purchase and sale transaction activity has been the reason for the recent strength in company shares in 2024. Exxon Mobil Corporation shares advanced 17% year-to-date and contributed 0.7% to FUND’s overall performance despite disappointing Q1 earnings. The market appears more focused on Exxon Mobil’s longer-term value creation potential from upstream volume growth in the Permian basin, Guyana and Brazil; downstream volume expansion initiatives; its forecasted $5B in cost savings by 2027; low carbon investments in biofuels, hydrogen and lithium; and finally the potential for significant capital returns to shareholders as a result of its recently deleveraged balance sheet and solid free cash flow generation, even in a tepid oil price environment.

Agnico Eagle Mines Limited is a senior gold producer with assets and operations located in the politically safe jurisdictions of Canada, Australia, Mexico and Finland. The spot price of gold increased 12% in U.S. dollars (USD) during the first half of 2024, outpacing most major asset classes and the best six month start since 2020. Agnico Eagle shares advanced nearly 21% over the same time frame, exhibiting the expected operational leverage in such a pricing environment; it contributed 0.67% to FUND’s performance in the first half. Several factors explain gold’s rise this year including central bank buying, Asian investment flows, geopolitical uncertainty (safe haven buying) and evolving investor views on the timing and pace of U.S. Federal Reserve interest rate cuts as economic growth decelerates. We trust that gold will continue to provide ballast in FUND’s portfolio as markets continue to reflect the uncertainties present in the world today. Steel Dynamics also contributed to portfolio performance in 2024 as shares advanced 10% through June 30. Quarterly results exceeded investor expectations and the company remarked that the underlying demand environment for steel remains firm, especially in the non-residential end market. This resulted in near-record steel shipments and higher average realized prices as Steel Dynamics continue to pursue various growth initiatives that should drive higher through-cycle operating margins. Rounding out the top five contributors, Berkshire Hathaway Inc. shares advanced 14% in the first six months of 2024 as expectations for improving underwriting margins across Berkshire’s insurance businesses amid the favorable property/casualty insurance and reinsurance market environment. Earned rate increases, combined with lower claims frequency and lower claims severity are helping to bolster margins. In addition, Berkshire’s equity portfolio continued to benefit from appreciation in its largest position, Apple Inc., increasing book value per share.

Top Detractors to Performance

Recently renamed Radius Recycling (formerly Schnitzer Steel Industries, Inc.) led the top detractors during the period as its shares fell by nearly half through June 30, 2024, detracting 1.79% from FUND’s overall performance. The business of metal recycling captures the spread between the price Radius pays to acquire scrap steel (in the form of old automobiles, appliances and various other end-of-life steel products) and the price that scrap steel manufacturers pay Radius for processed recycled material, which they use as feedstock to melt and reformulate into new finished steel products using electric arc furnace (EAF) technology. Approximately 70% of steel production in the U.S. is of the EAF variety, which has a 40-60% lower carbon footprint, a significant positive for the environment in this hard-to-abate sector. Recycled steel plays a direct and critical role in the supply chain for EAF steel production. When there is a shortage of used automobiles and other scrap items, the prices Radius pays can remain high. And when demand for finished steel products stalls, selling prices for processed recycled material can decline, compressing the spread (akin to gross margin). This has been true for Radius recently but explains only part of its story this year. Increased Chinese exports of finished steel products have satiated global steel demand that otherwise might have been supplied by domestic U.S. scrap steel producers. This has exacerbated the price decline, as seen with hot rolled coil (HRC) pricing this year (approximately -40% according to industry sources). Demand for steel is expected to strengthen due to continued onshoring of manufacturing, fixed asset

5 | June 30, 2024

Sprott Focus Trust

Manager’s Discussion of Fund Performance (Unaudited)

investment derived from public funding in infrastructure projects, as well as continued increased demand for non-residential construction such as data centers and other industrial construction needs.

Marcus & Millichap, Inc. (MMI) is the leader in the private-client market for commercial real estate brokerage, involving transactions between $1 million and $10 million. It will come as no surprise to readers that commercial real estate transaction volumes have been negatively affected by higher interest rates. 2023 revenues declined by 50% versus 2022 and resulted in an operating loss for the full year, driving shares 27% lower during the period under review and detracting 0.79% from FUND’s performance. With net cash comprising more than 20% of its market capitalization on June 30, 2024, we are happy the company continues to opportunistically repurchase its shares as we believe they trade at a material discount to fair value. Pent-up demand in the private-client market and a potential U.S. Federal Reserve shift in interest rates are catalysts for recovery in MMI’s business and share price.

Shares in specialty retailer The Buckle, Inc. detracted 0.75% from performance during the first half as declining sales of its high-quality, on-trend apparel, accessories and footwear negatively impacted margins and profitability. Although consumer spending has been trending down recently, The Buckle continues to open new stores and remodel others with the expectation that the current environment is not severe, and its unique retail offering will retain its consumer appeal through the current downturn. We are encouraged by its net cash balance sheet which should enable the company to withstand this garden-variety downturn in great shape, as it has done through several previous downturns.

AerSale Corporation shares declined 45% during the last six months as investors lost confidence in the commercial prospects of its revolutionary Enhanced Flight Vision System (EFVS) for the Boeing 737 product line. After finally getting FAA approval in December 2023, further FAA delays related to validating the company’s flight training program were revealed, inhibiting the ongoing sales process with key initial customers. We have little reason to doubt the efficacy of the technology, based upon flight test data and the FAA’s approval, but the constant delay in roll-out of the product is indeed a frustration. Given the low expectations embedded in the company’s valuation, it is likely to benefit from any shred of incremental progress toward the commerciality of AerAware or the success of its core businesses.

Finally, THOR Industries, Inc. shares detracted 0.52% from performance amidst the soft retail environment for its recreational vehicles (RVs). The company stated recently that it expects the softness to persist into 2025. THOR remains disciplined on price, as they have a history of doing, as well as focusing on matters within its control such as supply-chain efficiencies and cost-savings. THOR has successfully navigated many soft retail environments through the years and has emerged stronger from such periods. Despite losing modest market share to aggressive discounting by competitors, we believe THOR’s long-term drivers of product differentiation and its ability to scale up in a more normalized economic environment should preserve its strong competitive position. Demand for RVs in Europe has been a strength for THOR as both unit increases and price strength have partially offset weakness in North America.

Outlook

As of this writing, little has changed from the outlook we presented at the start of 2024. As expected, inflation remained a bit stickier than most had hoped in the first half. Short-term interest rates are unchanged although expectations have fluctuated wildly over the last six months, as mentioned earlier. Despite a strong economic environment, fiscal deficits remain severe, and federal debt as a percentage of GDP (gross domestic product) is nearing the historic peak seen just after World War II.

Fiscal deficits continue to grow to non-recessionary records as a percent of our GDP. Two wars continue with no feasible end in sight. And elections both here and abroad are characterized by highly unpopular choices and results that reflect a desire to throw the incumbents out.

Fortunately, gold prices responded favorable to these difficult fundamentals, setting new highs almost daily. Our investments in precious metals miners have started to respond to this but only recently and less dramatically than we would expect. This sector is virtually unowned. It will not take much of a re-allocation from mega-Cap technology and artificial intelligence stocks to create strong performance within this group. We can also look forward to the inevitable mean reversion that will benefit our investments in smaller companies. We continue to own a collection of conservatively capitalized businesses which earn high returns on its own capital and share those returns with its shareholders generously.

Once again, I would like to thank you all my colleagues at Sprott. I am very proud of the evolution of this organization and how we are positioned today. I would also like to thank Matt Haynes for his extensive contribution to this letter. And most importantly, thank you to our loyal and patient shareholder partners. Please feel free to call us anytime 1.203.656.2430.

Sincerely,

W. Whitney George

Senior Portfolio Manager

July 23, 2024

6 | June 30, 2024

Sprott Focus Trust

Performance Review (Unaudited)

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small-/mid-cap companies, which may involve considerably more risk than investing in larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 4, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2024 to date.

Calendar Year Total Returns (%)

Year	Fund (NAV)	Year	Fund (NAV)
2023	11.8	2010	21.8
2022	0.1	2009	54.0
2021	22.9	2008	-42.7
2020	6.8	2007	12.2
2019	32.7	2006	15.8
2018	-17.0	2005	13.7
2017	18.5	2004	29.3
2016	24.8	2003	54.3
2015	-11.1	2002	-12.5
2014	0.3	2001	10.0
2013	19.7	2000	20.9
2012	11.4	1999	8.7
2011	-10.5

Past performance does not predict future performance and the table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

7 | June 30, 2024

Sprott Focus Trust

History Since Inception (Unaudited)

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance Review of the Fund.

History		Amount Reinvested	Purchase Price[1]	Shares	NAV Value[2]	Market Value[2]
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$ 5,280	$ 4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.15		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.15		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Annual distribution total $0.44		6.655	296	31,657	26,726
2016	Annual distribution total $0.40		6.609	287	36,709	31,423
2017	Annual distribution total $0.52		7.603	345	46,794	41,502
2018	Annual distribution total $0.69		6.782	565	38,836	33,669
2019	Annual distribution total $0.46		6.870	403	51,523	45,688
2020	Annual distribution total $0.55		6.038	603	55,033	46,996
2021	Annual distribution total $0.76		8.183	633	67,517	64,018
2022	Annual distribution total $0.54		7.965	500	67,448	63,317
2023	Annual distribution total $0.50		7.758	512	75,342	67,647
2024	Year-to-date distribution total $0.26		7.590	290	74,688	65,418
6/30/24		$7,044		8,746

1The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.

2Values are stated as of December 31 of the year indicated, after reinvestment of distributions, unless otherwise indicated.

3Includes a return of capital.

8 | June 30, 2024

Sprott Focus Trust

Distribution Reinvestment and Cash Purchase Options (Unaudited)

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), through the Internet, by telephone or in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plan also allows registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans plus a per share fee of $0.05. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from amounts to be invested.

How does the Plan work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plan and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee plus a per share fee of $0.15 from the sale transaction. Per share fees include any brokerage commissions Computershare is required to pay. Any fractional share will be rounded up to a whole share for purposes of calculating the per share fee. These charges will be deducted from any sale proceeds to be paid. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plan?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 43006, Providence, RI 02940-3006, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.). Computershare’s website is www.computerhsare.com/investor.

Are there tax consequences when participating in Distribution Reinvestment Cash Purchase Plan?

Dividends are taxable regardless of whether you take them in cash or reinvest them in the Fund that pays them out. You incur the tax liability in the year in which the dividends are reinvested.

9 | June 30, 2024

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2024 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
COMMON STOCKS (95.10%)
Consumer Discretionary (6.04%)
Automobiles (2.20%)
Thor Industries, Inc.(a)	60,000	$5,607,000
Specialty Retail (3.84%)
Buckle, Inc. (The)	265,000	9,789,100

Total Consumer Discretionary (Cost $8,753,426)		15,396,100

Consumer Staples (3.24%)
Food Products (3.24%)
Cal-Maine Foods, Inc.	135,000	8,249,850

Total Consumer Staples (Cost $4,549,965)		8,249,850

Energy (14.58%)
Energy Equipment & Services (9.84%)
Helmerich & Payne, Inc.	300,000	10,842,000
Pason Systems, Inc.(a)	940,000	12,663,426
Smart Sand, Inc.(b)	750,000	1,582,500
		25,087,926
Oil, Gas & Consumable Fuels (4.74%)
Exxon Mobil Corp.	105,000	12,087,600

Total Energy (Cost $24,753,467)		37,175,526

Financials (14.02%)
Capital Markets (10.83%)
Artisan Partners Asset Management, Inc.(a)	280,000	11,555,600
Ashmore Group plc	2,500,000	5,375,583
Federated Hermes, Inc.	325,000	10,686,000
		27,617,183

Financial Services (3.19%)
Berkshire Hathaway, Inc.(b)	20,000	8,136,000

Total Financials (Cost $28,488,788)		35,753,183

Industrials (5.85%)
Aerospace & Defense (0.95%)
AerSale Corp.(b)	350,000	2,422,000

Commercial Services & Supplies (1.62%)
Societe BIC SA	70,000	4,123,159

Marine Transportation (3.28%)
Clarkson plc	160,000	8,373,395

Total Industrials (Cost $13,233,270)		14,918,554

Security Description	Shares	Value
Information Technology (4.05%)
Electronic Equipment, Instruments & Components (2.80%)
Vishay Intertechnology, Inc.	320,000	7,136,000

Semiconductors & Semiconductor Equipment (1.25%)
Cirrus Logic, Inc.(b)	25,000	3,191,500

Total Information Technology (Cost $7,634,680)		10,327,500

Materials (38.90%)
Chemicals (5.44%)
CF Industries Holdings, Inc.	60,000	4,447,200
Westlake Corp.	65,000	9,413,300
		13,860,500
Metals & Mining (33.46%)
Agnico Eagle Mines Ltd.	160,000	10,464,000
Alamos Gold, Inc.	300,000	4,704,000
Centamin plc	3,200,000	4,890,548
Gemfields Group Ltd.(a)	11,999,943	1,820,397
Major Drilling Group International, Inc.(b)	1,500,000	9,955,776
Nucor Corp.	65,000	10,275,200
Osisko Gold Royalties Ltd.	340,000	5,297,200
Pan American Silver Corp.	240,000	4,771,200
Perenti Ltd.	3,000,000	2,001,300
Radius Recycling, Inc.	320,000	4,886,400
Reliance, Inc.	35,000	9,996,000
Seabridge Gold, Inc.(b)	360,000	4,928,400
Steel Dynamics, Inc.	87,500	11,331,250
		85,321,671

Total Materials (Cost $76,001,133)		99,182,171

Real Estate (8.42%)
Real Estate Management & Development (8.42%)
FRP Holdings, Inc.(b)	270,000	7,700,400
Kennedy-Wilson Holdings, Inc.	850,000	8,262,000
Marcus & Millichap, Inc.	175,000	5,516,000
		21,478,400

Total Real Estate (Cost $20,702,807)		21,478,400

TOTAL COMMON STOCKS (Cost $184,117,536)		242,481,284

10 | June 30, 2024

Sprott Focus Trust

Schedule of InvestmentsJune 30, 2024 (Unaudited)

See Notes to Financial Statements.

Security Description	Shares	Value
Repurchase Agreements (5.32%)
Fixed Income Clearing Corporation, 1.6% dated 06/28/24, due 07/01/24, maturity value $13,575,454 (collateralized by obligations of various U.S. Treasury Note, 4.00% - 4.63% due 02/28/30 - 05/31/31 valued at $13,845,234)		$13,573,644
Total Repurchase Agreements (Cost $13,573,644)		13,573,644

Securities Lending Collateral (0.01%)
State Street Navigator Securities Lending Government Money Market Portfolio(c)	20,964	20,964

Total Securities Lending Collateral (Cost $20,964)		20,964

TOTAL INVESTMENTS (100.43%) (Cost $197,712,144)		256,075,892
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.43%)		(1,095,800)
NET ASSETS — 100.00%		$ 254,980,092

(a)Security (or a portion of the security) is on loan. As of June 30, 2024, the market value of securities loaned was $1,285,309. The loaned securities were secured with cash collateral of $20,964 and non-cash collateral with a value of $1,297,755. The non-cash collateral received consists of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

(b)Non-Income producing.

(c)Represents an investment of securities purchased from cash collateral received from lending of portfolio securities.

11 | June 30, 2024

Sprott Focus Trust

Statement of Assets and LiabilitiesJune 30, 2024 (Unaudited)

See Notes to Financial Statements.

ASSETS:
Investments, at value	$242,502,248
Repurchase agreements (at cost and value)	13,573,644
Foreign currency at value	80,772
Cash	284,614
Receivable for investments sold	268,551
Receivable for dividends and interest	205,101
Receivable for securities lending income	1,376
Prepaid expenses and other assets	14,242
Total Assets	256,930,548
LIABILITIES:
Obligation to return securities lending collateral	20,964
Payable for investments purchased	197,088
Payable for investment advisory fee	209,954
Distribution Payable	1,431,324
Audit fees	21,461
Legal fees	4,910
Administration fees	26,223
Accrued expenses	38,532
Total Liabilities	1,950,456
NET ASSETS	$254,980,092

NET ASSETS CONSIST OF:
Paid-in capital	$193,402,889
Total distributable earnings	61,577,203
NET ASSETS	$254,980,092

INVESTMENTS (EXCLUDING REPURCHASE AGREEMENTS), AT COST	$184,138,500
FOREIGN CURRENCY, AT COST	$80,689

PRICING OF SHARES
Net Assets	$254,980,092
Shares of beneficial interest outstanding (150,000,000 shares authorized, par value $0.01 per share)	29,872,528
Net Asset Value per share	$8.54

12 | June 30, 2024

See Notes to Financial Statements.

Sprott Focus Trust

Statement of OperationsFor the Period January 1, 2024 Through June 30, 2024 (Unaudited)

INVESTMENT INCOME:
Dividends(a)	$4,244,241
Interest	91,852
Securities lending income, net of fees	19,604
Total investment income	4,355,697

EXPENSES:
Investment advisory fees (See Note 7)	1,286,186
Custody and transfer agent fees	39,259
Stockholders reports	30,261
Administrative and office facilities	26,190
Audit fees	21,461
Legal Fees	16,082
Directors’ fees	11,467
Other expenses	21,519
Total expenses	1,452,425
Compensating balance credits	(675)
Net expenses	1,451,750
NET INVESTMENT INCOME/(LOSS)	2,903,947

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on investments	4,833,851
Net realized gain/(loss) on foreign currency transactions	(10,371)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	(11,120,685)
Net change in unrealized appreciation/(depreciation) on other assets and liabilities denominated in foreign currency	(159)
Net realized and unrealized gain/(loss) on investments and foreign currency	(6,297,364)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(3,393,417)

(a)Net of foreign tax withholding in the amount of $83,229.

13 | June 30, 2024

See Notes to Financial Statements.

Sprott Focus Trust

Statements of ChangesJune 30, 2024

	Six Months Ended June 30, 2024 (unaudited)	Year Ended Dec. 31, 2023
INVESTMENT OPERATIONS:
Net investment income/(loss)	$2,903,947	$5,481,956
Net realized gain/(loss) on investments and foreign currency	4,823,480	10,604,177
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(11,120,844)	11,391,138
Net increase/(decrease) in net assets from investment operations	(3,393,417)	27,477,271

DISTRIBUTIONS TO SHAREHOLDERS:
Total Distributions	(7,632,250)	(14,703,309)

CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	4,803,944	8,686,747
Shares redeemed	(4,713,950)	(9,739,029)
Net increase/(decrease) from capital share transactions	89,994	(1,052,282)
Net increase/(decrease) in net assets	(10,935,673)	11,721,680

NET ASSETS
Beginning of period	265,915,765	254,194,085
End of period	$254,980,092	$265,915,765

14 | June 30, 2024

Sprott Focus Trust

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

For a Share Outstanding Throughout the Periods Presented	Six Months Ended June 30, 2024 (unaudited)		Year Ended Dec. 31, 2023	Year Ended Dec. 31, 2022	Year Ended Dec. 31, 2021	Year Ended Dec. 31, 2020	Year Ended Dec. 31, 2019
NET ASSET VALUE, BEGINNING OF PERIOD	$8.91		$8.49	$9.07	$8.08	$8.30	$6.69

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(a)	0.10		0.18	0.13	0.16	0.15	0.12
Net realized and unrealized gain/(loss) on investments and foreign currency	(0.21)		0.75	(0.16)	1.57	0.24	1.99
Total investment operations	(0.11)		0.93	(0.03)	1.73	0.39	2.11

DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	(0.26)		(0.18)	(0.10)	(0.35)	(0.33)	(0.07)
Net realized gain on investments and foreign currency	—		(0.32)	(0.44)	(0.41)	(0.22)	(0.39)
Total distributions to Common Stockholders	(0.26)		(0.50)	(0.54)	(0.76)	(0.55)	(0.46)

CAPITAL STOCK TRANSACTIONS:
Effect of share repurchase program	0.02		0.02	0.01	0.06	0.00 (b)	0.00
Effect of reinvestment of distributions by Common Stockholders(a)	(0.02)		(0.03)	(0.02)	(0.04)	(0.06)	(0.04)
Total capital stock transactions	—		(0.01)	(0.01)	0.02	(0.06)	(0.04)
NET ASSET VALUE, END OF PERIOD	$8.54		$8.91	$8.49	$9.07	$8.08	$8.30
MARKET VALUE, END OF PERIOD	$7.48		$8.00	$7.97	$8.60	$6.90	$7.36
TOTAL RETURN:(c)
Net Asset Value	(0.86	)%(d)	11.84%	0.08%	22.93%	6.80%	32.67%
Market Value	(3.29	)%(d)	6.96%	(0.91)%	36.49%	2.86%	36.17%

RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:

Investment Advisory fee expense	1.00	%(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Other operating expenses	0.13	%(e)	0.15%	0.14%	0.12%	0.18%	0.11%
Expenses prior to balance credits	1.13	%(e)	1.15%	1.14%	1.12%	1.18%	1.11%
Net expenses	1.13	%(e)	1.15%	1.14%	1.12%	1.18%	1.11%
Net investment income/(loss)	2.26	%(e)	2.16%	1.50%	1.70%	2.04%	1.57%
SUPPLEMENTAL DATA:
Net assets applicable to common stockholders, end of period (‘000)	$254,980		$265,916	$254,194	$268,688	$242,901	$235,322
Portfolio Turnover Rate	8	%(d)	15%	20%	22%	35%	30%

(a)Calculated using average shares outstanding during the period.

(b)Represents less than $0.005.

(c)The Net Asset Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period using net asset value. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Market Value Total Return is calculated on the same basis, except that the Fund’s market value is used on the purchase and sale dates instead of net asset value.

(d)Not annualized.

(e)Annualized.

See Notes to Financial Statements.

15 | June 30, 2024

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2024

1. ORGANIZATION

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA, Inc. assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager. After March 6, 2015, Sprott Asset Management LP was the investment adviser, and Sprott Asset Management USA, Inc. was the sub-adviser of the Fund. On July 1, 2023, Sprott Asset Management LP became the sponsor of the Fund and no longer serves as investment adviser, and Sprott Asset Management USA, Inc. (the “Adviser”) commenced acting as investment adviser to the Fund and continues to serve as such.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

At June 30, 2024, officers, employees of Sprott Inc. and its subsidiaries, Fund directors, and other affiliates owned approximately 51% of the Fund.

A. Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates.

B. Portfolio Valuation and Methodologies

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. All exchange traded securities are valued using the last trade or closing sale price from the primary publicly recognized exchange. If no current closing sale price is available, the mean of the closing bid and ask price is used. If no current day price quotation is available, the previous business day’s closing sale price is used. Investments in open-end mutual funds such as money market funds are valued at the closing NAV. Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of the Fund’s investment, or in the event that it is determined that valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued in accordance with the Adviser’s policies and procedures as reflecting fair value (“Fair Value Policies and Procedures”). U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of Directors of the Fund (the “Board”) has approved the designation of the Adviser of the Fund as the valuation designee for the Fund. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Fair Value Policies and Procedures as reflecting fair value. The Adviser has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments.

C. Fair Value Hierarchy

The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for fair valued investments, the Valuation Committee seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

Level 3 – significant unobservable inputs.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

16 | June 30, 2024

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2024

The following is a summary of the Fund’s investments as of June 30, 2024 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$242,481,284	$—	$—	$242,481,284
Repurchase Agreements	—	13,573,644	—	13,573,644
Securities Lending Collateral	20,964	—	—	20,964
Total	$242,502,248	$13,573,644	$—	$256,075,892

There were no transfers between levels for investments held at the end of the period.

D. Investment Transactions and Related Investment Income

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

E. Expenses

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by the Adviser are allocated equitably.

F. Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned (interest accrued) on positive cash balances. The amount of credits earned on the Fund’s cash on deposit amounted to $675 for the six months ended June 30, 2024.

3. RISKS

A. Common Stock

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

B. Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that the Adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

C. Foreign Currency

The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

D. Metals and Mining Industry Risk

Companies in the metals and mining industry are susceptible to fluctuations in worldwide metal prices and extraction and production costs. In addition, metals and mining companies may have significant operations in areas at risk for social and political unrest, security concerns and environmental damage. These companies may also be at risk for increased government regulation and intervention. Such risks may adversely affect the issuers to which the Fund has exposure.

17 | June 30, 2024

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2024

4. TAXES

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year.

5. DISTRIBUTIONS

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 6% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.5% of the rolling average or the distribution required by IRS regulations. Distributions are recorded on ex-dividend date and to the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year-end is distributed in the following year.

6. CAPITAL STOCK

The Fund issued 632,090 and 1,118,253 shares of Common Stock as reinvestments of distributions for the six months ended June 30, 2024 and year ended December 31, 2023, respectively.

On June 7, 2024, the Board authorized the Fund to repurchase 5% of shares of the Fund until June 30, 2025. Any such repurchase would take place at the prevailing prices in the open market or in other transactions.

The following table summarizes the Fund’s share repurchases under its share repurchase program for the six-month period ended June 30, 2024 and year ended December 31, 2023, respectively:

	For six-month period ended June 30, 2024	For year ended December 31, 2023
Dollar amount repurchased	$4,713,950	$9,739,029
Shares repurchased	606,870	1,211,710
Average price per share (including commission)	7.79	7.97
Weighted average discount to NAV	10.61%	6.67%

7. INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between the Adviser and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued investment advisory fees totaling $1,286,186 to the Adviser for the six-month period ended June 30, 2024.

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the six months ended June 30, 2024, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $20,009,009 and $30,206,816, respectively.

9. LENDING OF PORTFOLIO SECURITIES

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments. Collateral for securities on loan is at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of June 30, 2024, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value

18 | June 30, 2024

Sprott Focus Trust

Notes to Financial Statements (Unaudited)June 30, 2024

of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

Pursuant to the current securities lending agreement, the Fund retains 80% of securities lending income (which excludes collateral investment expenses). Securities lending income is generally equal to the total of income earned from the reinvestment of cash collateral (and excludes collateral investment fees), and any fees or other payments to and from borrowers of securities. State Street bears all operational costs directly related to securities lending.

As of June 30, 2024, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non Cash Collateral	Total Collateral
$1,285,309	$20,964	$1,297,755	$1,318,719

The following table presents financial instruments, net of the related collateral received by the Portfolio as of June 30, 2024.

	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Gross Asset Amounts Presented in Statement of Assets and Liabilities(a)	Financial Instrument	Collateral Received(b)	Net Amount (not less than $0)
$1,285,309	$—	$(1,285,309)	$—

(a)Represents market value of loaned securities at year end.

(b)The actual collateral received is greater than the amount shown here due to collateral requirements of the security lending agreement.

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of June 30, 2024, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events that occurred between June 30, 2024 and the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements.

19 | June 30, 2024

Sprott Focus Trust

Directors and Officers (Unaudited)

All Directors and Officers may be reached c/o Sprott Asset Management USA, Inc. 320 Post Road, Suite 230, Darien, CT 06820.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen	Other Directorships Held By Trustee
W. Whitney George 1958	Director, Senior Portfolio Manager	Since 2015	Chief Executive Officer of Sprott Inc. since June 2022; President of Sprott Inc. from January 2019 to June 2022; Executive Vice President of Sprott Inc. from January 2016 to January 2019; Chief Investment Officer of Sprott Asset Management, LP, a registered investment adviser, since April 2018; Senior Portfolio Manager since March 2015 and Chairman since March 2021, Sprott Asset Management USA, Inc.	1	None
Michael W. Clark 1959	Director	Since 2015	Private Investor since 2023; Partner Hourglass Vineyards since 2004; President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company from 2005 to December 2022.	11	None
Peyton T. Muldoon 1969	Director	Since 2017	Licensed salesperson, Sotheby’s International Realty, a global real estate brokerage firm since 2011.	11	None
Leslie Barrett 1965	Director	Since 2022	Senior Software Engineer at Bloomberg LP specializing in Natural Language Processing and Machine Learning since 2012.	11	None
James R. Pierce, Jr. 1956	Director	Since 2015	Retired since December 2022; Former Chairman of Marsh JLT Specialty Insurance Services, from September 2014 to December 2022.	11	None
Thomas W. Ulrich 1963	President, Secretary, Chief Compliance Officer	Since 2015

Managing Partner, Sprott Inc. group of companies since January 2018, General Counsel and Chief Compliance Officer of Sprott Asset Management USA, Inc. since October, 2012; Former Chief Compliance Officer of Sprott Global Resource Investments Ltd. from October 2012 to December 2022.

Varinder Bhathal 1971	Treasurer	Since 2017

Chief Financial Officer of Sprott Asset Management LP since December 2018; Managing Partner, Chief Controller & Treasurer of Sprott Inc. since October 2017; Former Vice President, Finance of Sprott Inc., from December 2015 to October 2017.

1Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to several relationships including his position as Chief Executive Officer of Sprott, Inc., the parent company of Sprott Asset Management USA, Inc., the Fund’s adviser.

The Statement of Additional Information has additional information about the Fund’s Directors and is available without charge, upon request, by calling (203) 656-2430.

20 | June 30, 2024

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

The thoughts expressed in this report concerning recent market movement and future outlook are solely the opinion of Sprott at June 30, 2024 and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2024 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a fund’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a fund’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•the Fund’s future operating results

•the prospects of the Fund’s portfolio companies

•the impact of investments that the Fund has made or may make

•the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and

•the ability of the Fund’s portfolio companies to achieve their objectives.

This report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Board authorized a share repurchase program, under which the Fund may purchase up to 5% of its outstanding common shares. The Board of Trustees reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 7, 2024 until December 31, 2025. Any such repurchase would take place at the prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov.

Quarterly Portfolio Disclosure

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov. The Fund’s holdings are also available on the Fund’s website (www.sprottfocustrust.com).

21 | June 30, 2024

Sprott Focus Trust

Notes to Performance and Other Important Information (Unaudited)

Distribution Information – As of June 30, 2024

The Fund’s managed distribution policy (“MDP”) is described at the beginning of this Report in the section titled “Managed Distribution Policy.” Under the MDP, the Fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. Any such returns of capital will decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make the level of distributions called for under the MDP, the Fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

The 19(a) Notices containing the Fund’s most current distribution information as of June 30, 2024 (as required by a certain exempted regulatory relief the Fund has received) are set forth in the Appendix to this Report.

Shareholders may participate in the Fund’s Dividend Reinvestment Plan. Distributions reinvested in additional shares of the Fund will nevertheless be taxable to Beneficial Owners acquiring such additional shares to the same extent as if such distributions had been received in cash. A shareholder may terminate his or her participation in the Fund’s distribution reinvestment plan by contacting his or her broker.

22 | June 30, 2024

Sprott Focus Trust

Board Review and Approval of Investment Advisory and Agreement (Unaudited)

Board Approval of Investment Advisory Agreement for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 7, 2024, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interest of the Fund and its stockholders for the Board to approve the renewal of the Amended Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Sprott Asset Management USA, Inc. (the “Adviser”).

In connection with the Board’s review of the Agreement, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser provided the Board with, information about a variety of matters, including, without limitation, the following information:

•nature, extent and quality of services to be provided by the Adviser, including background information on the qualifications and experience of key professional of the Adviser personnel that provide services to the Fund;

•investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•costs of the services provided, and profits realized by the Adviser; and

•economies of scale.

In connection with the Board’s review of the Agreement, the Independent Directors considered the matters set forth above along with the following information:

•Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

•Mr. George’s significant ownership and, thus, stake in the Fund; and

•the Adviser’s experience in managing registered investment companies, private investment vehicles and separately managed accounts.

At the June 7, 2024 meeting, the Board and the Independent Directors determined that the continuation of the Agreement was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contract; the fiduciary duty of investment adviser with respect to advisory agreement and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreement. To assist the Board in its evaluation of the Agreement, the Independent Directors received materials in advance of the Board meeting from the Adviser. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangement by and between the Fund and the Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided Sprott Asset Management USA, Inc.

The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement. The Board noted that the Adviser manages approximately $4.6 billion in assets of December 31, 2023 and provides investment management services on a discretionary basis to its clients, which include individuals and institutional with separately managed accounts.

The Board further noted that the Adviser and the predecessor investment adviser of the Fund were each wholly-owned subsidiaries of Sprott, Inc. and both entities shared personnel and resources as they were part of the same organization. The Board reviewed the credentials of the key investment personnel. that continue to be responsible for servicing the Fund, noting that each has considerable experience in the asset management industry. The Board reviewed the credentials of the key investment personnel that are responsible for servicing the Fund, noting Mr. George’s long tenure as the Fund’s portfolio manager. The Board also considered the significant experience and background of senior management of the Adviser. The Board discussed the services that are provided to the Fund, which include portfolio management, research, compliance and analysis. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory

23 | June 30, 2024

Sprott Focus Trust

Board Review and Approval of Investment Advisory Agreement (Unaudited)

actions. The Board reviewed the best-execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that based on the responses in this questionnaire and questions at the meeting, and their experience with the Adviser, they could expect the Adviser to continue to provide high quality service to the Fund and its shareholders.

Investment Performance

The Board observed that the Fund outperformed the peer group, for the 3-year, 5-year and since inception while underperforming in the 1-year time period. The Board further noted that the Fund outperformed its benchmark index for the 3-year and since inception periods while underperforming in the 1-year and 5-year time periods. The Board considered the Adviser’s explanations noting the performance differential over longer period is likely to be from the Fund’s disciplined valuation framework driving portfolio activity and the longstanding underperformance of similarly disciplined value strategies vs. growth-oriented strategies. After further discussion, the Board concluded that the Adviser had the potential to continue to provide reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Fund’s advisory fee of 1.00% was slightly below the peer group and Morningstar category medians. The Board reviewed the Fund’s net expense ratio of 1.15% and acknowledged it was below the peer group and Morningstar category averages and medians. After further discussion, the Board concluded that the advisory fee for the Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized a profit in managing the Fund. The Board acknowledged the effort required to maintain and manage the Fund’s complex investment program and determined the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

24 | June 30, 2024

Sprott Focus Trust

APPENDIX

2024 19(a) Notices

The 19(a) Notices set forth in this Appendix may be found at https://sprott.com/investment-strategies/focus-trust.

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on March 28, 2024 to stockholders of record at the close of business on March 14, 2024 (ex-dividend on March 13, 2024). The price of shares issued for reinvestment will be determined on March 21, 2024.

	Distribution Per Share
FUND	$0.1286

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on March 28, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of February 29, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1286	$ 0.0357 (27.75%)	$ 0.0264 (20.53%)	$ 0.0328 (25.51%)	$ 0.0337 (26.21%)

Estimated Allocations for 2024 through February 29, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1286	$ 0.0357 (27.75%)	$ 0.0264 (20.53%)	$ 0.0328 (25.51%)	$ 0.0337 (26.21%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 02/29/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 02/29/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 02/29/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 02/29/2024)[4]
FUND	10.59%	1.49%	-3.37%	1.49%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended February 29, 2024. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of February 29, 2024.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2023 to February 29, 2024, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to February 29, 2024), as a percentage of the Fund's NAV as of February 29, 2024.**

SPROTT FOCUS TRUST, INC.

Sprott Asset Management USA
Suite 230, 320 Post Road
Darien, Connecticut
USA 06820
Tel: (855) 943-8099
Tel: (203) 636-0977

Notification of Sources of Distributions
Pursuant to Section 19(a) of the Investment Company Act of 1940

Quarterly Distribution for Sprott Focus Trust, Inc.

Sprott Focus Trust, Inc. (NASDAQ-FUND)
CUSIP 85208J109

Quarterly distributions in amounts listed in the table below are to be paid on the Common Stock of Sprott Focus Trust, Inc. (the "Fund" or "FUND"). The distribution, optionally payable in additional shares of Common Stock, or in cash by specific stockholder election, is to be paid on July 1, 2024 to stockholders of record at the close of business on June 14, 2024 (ex-dividend on June 14, 2024). The price of shares issued for reinvestment will be determined on June 24, 2024.

	Distribution Per Share
FUND	$0.1299

The reinvestment price is determined on the valuation date by the lower of the last reported sale price at the close of regular trading on the Fund's listing Exchange or the net asset value ("NAV") per share on the valuation date (but not less than 95% of the last reported sale price on that date).

The Fund's estimated sources of the distribution to be paid on July 1, 2024 and for 2024 year-to-date are as follows:

Estimated Allocations as of May 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.1299	$ 0.0193 (14.86%)	$ 0.0050 (3.85%)	$ 0.1056 (81.29%)	$ 0.0000 (0.00%)

Estimated Allocations for 2024 through May 31, 2024

	Distribution Per Share	Net Investment Income	Net Realized Short-Term Gains	Net Realized Long-Term Gains	Return of Capital
FUND	$ 0.2585	$ 0.0844 (32.65%)	$ 0.0314 (12.14%)	$ 0.1385 (53.58%)	$ 0.0042 (1.63%)

You should not draw any conclusions about the Fund's investment performance from the amount of the current distribution or from the terms of the Fund's Distribution Policy. The amounts and sources of distributions reported herein are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Fund Performance and Distribution Rate Information:

	Average Annual Total Return (in relation to NAV for the 5-year Period Ending on 05/31/2024)[1]	Annualized Current Distribution Rate (expressed as a Percentage of NAV as of 05/31/2024)[2]	Cumulative Total Return (in relation to NAV for the Fiscal Year through 05/31/2024)[3]	Cumulative Fiscal Year Distribution Rate (as a Percentage of NAV as of 05/31/2024)[4]
FUND	13.67%	1.43%	3.36%	2.85%

1 **Average Annual Total Return in relation to NAV represents the compound average of the Annual NAV Total Returns of the Fund for the five year period ended May 31, 2024. Annual NAV Total Return is the percentage change in the Fund's NAV over a year, assuming reinvestment of distributions paid.**

2 **The Annualized Current Distribution Rate is the current fiscal period's distribution rate annualized as a percentage of the Fund's NAV as of May 31, 2024.**

3 **Cumulative Total Return is the percentage change in the Fund's NAV from December 31, 2023 to May 31, 2024, assuming reinvestment of distributions paid.**

4 **The Cumulative Fiscal Year Distribution Rate is the dollar value of distributions for the fiscal year period (January 1, 2024 to May 31, 2024), as a percentage of the Fund's NAV as of May 31, 2024.**

www.sprott.com

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable to this filing on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing on Form N-CSR.

Item 6. Investments.

(a)	The complete schedule of investments is included in the Financial Statements filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-Ended Management Investment Companies.

(a)	Not applicable for closed-end investment companies.

(b)	Not applicable for closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Other of Open-End Management Investment Companies.

Not applicable for closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Board Approval of Investment Advisory Agreement for Sprott Focus Trust, Inc.

The Board of Directors (the “Board”) of Sprott Focus Trust, Inc. (the “Fund”) met in person at a regularly scheduled meeting on June 7, 2024, in Watch Hill, Rhode Island, for purposes of, among other things, considering whether it would be in the best interest of the Fund and its stockholders for the Board to approve the renewal of the Amended Investment Advisory Agreement (the “Advisory Agreement”) by and between the Fund and Sprott Asset Management USA, Inc. (the “Adviser”).

In connection with the Board’s review of the Agreement, the directors who were not “interested persons” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (collectively, the “Independent Directors”) requested, and the Adviser provided the Board with, information about a variety of matters, including, without limitation, the following information:

•nature, extent and quality of services to be provided by the Adviser, including background information on the qualifications and experience of key professional of the Adviser personnel that provide services to the Fund;

•investment performance of the Fund, including comparative performance information for registered investment companies similar to the Fund;

•fees charged to and expenses of the Fund, including comparative fee and expense information for registered investment companies similar to the Fund;

•costs of the services provided, and profits realized by the Adviser; and

•economies of scale.

In connection with the Board’s review of the Agreement, the Independent Directors considered the matters set forth above along with the following information:

•Whitney George’s long portfolio management tenure with the Fund and its historical investment performance;

•Mr. George’s significant ownership and, thus, stake in the Fund; and

•the Adviser’s experience in managing registered investment companies, private investment vehicles and separately managed accounts.

At the June 7, 2024 meeting, the Board and the Independent Directors determined that the continuation of the Agreement was in the best interests of the Fund in light of the services, personnel, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment and approved them.

To reach this determination, the Board considered its duties under the 1940 Act as well as under the general principles of state law in reviewing and approving advisory contract; the fiduciary duty of investment adviser with respect to advisory agreement and the receipt of investment advisory compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreement. To assist the Board in its evaluation of the Agreement, the Independent Directors received materials in advance of the Board meeting from the Adviser. The Independent Directors also met with Mr. George. The Board applied its business judgment to determine whether the arrangement by and between the Fund and the Adviser are reasonable business arrangements from the Fund’s perspective as well as from the perspective of its stockholders.

Nature, Extent and Quality of Services Provided Sprott Asset Management USA, Inc.

The Board reviewed materials provided by the Adviser related to the proposed approval of the Advisory Agreement. The Board noted that the Adviser manages approximately $4.6 billion in assets of December 31, 2023 and provides investment management services on a discretionary basis to its clients, which include individuals and institutional with separately managed accounts.

The Board further noted that the Adviser and the predecessor investment adviser of the Fund were each wholly-owned subsidiaries of Sprott, Inc. and both entities shared personnel and resources as they were part of the same organization. The Board reviewed the credentials of the key investment personnel. that continue to be responsible for servicing the Fund, noting that each has considerable experience in the asset management industry. The Board reviewed the credentials of the key investment personnel that are responsible for servicing the Fund, noting Mr. George’s long tenure as the Fund’s portfolio manager. The Board also considered the significant experience and background of senior management of the Adviser. The Board discussed the services that are provided to the Fund, which include portfolio management, research, compliance and analysis. Additionally, the Board received satisfactory responses from the representatives of the Adviser with respect to whether the Adviser was involved in any lawsuits or pending regulatory actions. The Board reviewed the best-execution practices of the Adviser and discussed the various factors considered by the Adviser when selecting brokers. The Board concluded that based on the responses in this questionnaire and questions at the meeting, and their experience with the Adviser, they could expect the Adviser to continue to provide high quality service to the Fund and its shareholders.

Investment Performance

The Board observed that the Fund outperformed the peer group, for the 3-year, 5-year and since inception while underperforming in the 1-year time period. The Board further noted that the Fund outperformed its benchmark index for the 3-year and since inception periods while underperforming in the 1-year and 5-year time periods. The Board considered the Adviser’s explanations noting the performance differential over longer period is likely to be from the Fund’s disciplined valuation framework driving portfolio activity and the longstanding underperformance of similarly disciplined value strategies vs. growth-oriented strategies. After further discussion, the Board concluded that the Adviser had the potential to continue to provide reasonable returns for the Fund.

Fees and Expenses

The Board noted that the Fund’s advisory fee of 1.00% was slightly below the peer group and Morningstar category medians. The Board reviewed the Fund’s net expense ratio of 1.15% and acknowledged it was below the peer group and Morningstar category averages and medians. After further discussion, the Board concluded that the advisory fee for the Fund was not unreasonable.

Profitability

The Board reviewed the profitability analysis provided by the Adviser and noted that the Adviser realized a profit in managing the Fund. The Board acknowledged the effort required to maintain and manage the Fund’s complex investment program and determined the Adviser’s profitability was not excessive.

Economies of Scale

The Board considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies were shared with the Fund through breakpoints in its management fees or other means, such as expense caps or fee waivers. The Board noted that the assets of the Fund were too small to meaningfully consider economies of scale and the necessity of breakpoints. The Board concluded that the current fee structure for the Fund was reasonable and that no changes were currently necessary.

Conclusion

Having requested and received such information from the adviser as the Board believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, the Board concluded that renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing on Form N-CSR.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to this filing on Form N-CSR.

(a)(2) Not applicable to this filing on Form N-CSR.

(a)(3) Not applicable to this filing on Form N-CSR.

(a)(4) Not applicable to this filing on Form N-CSR.

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period – as indicated by Trade Date.[1,3]	(a) Total Number of Shares (or Units) Purchased[2]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs[5]
Month #1 January 01 to January 31, 2024	194,339	7.6910	194,339
Month #2 February 01 to February 29, 2024	114,534	7.7295	114,534
Month #3 March 01 to March 31, 2024	56,908	7.8468	56,908
Month #4 April 01 to April 30, 2024	128,461	7.8472	128,461
Month #5 May 01 to May 31, 2024	88,176	7.8452	88,176
Month #6 June 01 to June 30, 2024	24,452	7.8247	24,452
Total	606,870		606,870

1. The share repurchase program was announced on November 20, 2020.

2. The amount of shares approved under the repurchase program is 1,493,626.

3. The expiration date of the program was initially December 31, 2021; the program was reauthorized by the Board on June 9, 2023 to run through June 24, 2024. The Board reauthorized an additional 5% repurchase of shares for Sprott Focus Trust on June 7, 2024 until June 30, 2025.

4. No plans have expired during the period.

5. No limit has been placed on the number of shares to be repurchased by the Registrant other than those imposed by federal securities laws.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Securities Lending Activities Income and Fees for Fiscal Year 2024

Gross income from securities lending activities (including income from cash collateral reinvestment)	$26,583

Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$4,901

Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$18

Administrative fees not included in revenue split

Indemnification fee not included in revenue split

Rebate (paid to borrower)	$2,060

Other fees not included in revenue split

Aggregate fees/compensation for securities lending activities and related services	$6,979

Net income from securities lending activities	$19,604

(b) During the Registrant’s fiscal year 2024, State Street Bank and Trust Company (“State Street”) served as the Fund’s securities lending agent.

As a securities lending agent, State Street is responsible for the implementation and administration of a Fund’s securities lending program. Pursuant to its respective Securities Lending Authorization Agreement (“Securities Lending Agreement”) with the Fund, State Street, as a general matter, performs various services, including the following:

●	lend available securities to institutions that are approved borrowers
●	determine whether a loan shall be made and negotiate and establish the terms and conditions of the loan with the borrower
●	ensure that all dividends and other distributions paid with respect to loaned securities are credited to the fund’s relevant account
●	receive and hold, on the fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities
●	mark-to-market the market value of loaned securities relative to the market value of the collateral each business day

●	obtain additional collateral, as needed, in order to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement
●	at the termination of a loan, return the collateral to the borrower upon the return of the loaned securities
●	in accordance with the terms of the Securities Lending Agreement, invest cash collateral in permitted investments, including investments managed by the fund’s investment adviser
●	maintain records relating to the fund’s securities lending activity and provide to the fund a monthly statement describing, among other things, the loans made during the period, the income derived from the loans (or losses incurred) and the amounts of any fees or payments paid with respect to each loan

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)	(1)	Not applicable.

(2) Not applicable to this filing on Form N-CSR.

(3) Certification pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes – Oxley Act of 2002. Filed herewith.

(4) Not applicable.

(5) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas W. Ulrich
Thomas W. Ulrich, President

Date:	September 6, 2024

By:	/s/ Varinder Bhathal
Varinder Bhathal, Treasurer

Date:	September 6, 2024